UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 6, 2012

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Property Acquisition

On January 9, 2012 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”) acquired a fee simple interest in a multitenant retail center located in Fontana, California, commonly known as Morningside Marketplace (the “Morningside Property”) from LHC Morningside Marketplace, a third party seller, through TNP SRT Morningside Marketplace, LLC (“TNP SRT Morningside”), a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), pursuant to an Agreement of Purchase and Sale and Escrow Instructions, dated as of October 21, 2011, as amended.

TNP SRT Morningside acquired the Morningside Property for an aggregate purchase price of $18,050,000, exclusive of closing costs. TNP SRT Morningside financed the payment of the purchase price for the Morningside Property with (1) proceeds from the Company’s initial public offering, (2) approximately $11,953,300 in funds borrowed under the Company’s existing revolving credit agreement (as amended from time to time, the “Credit Agreement”) with KeyBank National Association (“KeyBank”), (3) approximately $1,200,000 in funds borrowed from SMB Equity, LLC, a third party lender, and (4) approximately $1,355,000 million in funds borrowed from the Company’s sponsor and other affiliates of the Company. For additional information on the terms of the funds borrowed under the Credit Agreement, see Item 2.03 below. An acquisition fee of approximately $451,250 was paid to the Company’s external advisor, TNP Strategic Retail Advisor, LLC in connection with the acquisition of the Morningside Property.

The material terms of the agreements relating to the acquisition of the Morningside Property described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Management of Property

On the Closing Date, TNP SRT Morningside and TNP Property Manager, LLC (the “Property Manager”), an affiliate of the Company, entered into a Property and Asset Management Agreement (the “Management Agreement”), pursuant to which TNP SRT Morningside engaged the Property Manager to supervise, manage, lease, operate and maintain the Morningside Property. Pursuant to the Management Agreement, TNP SRT Morningside will pay the Property Manager an annual management fee (the “Management Fee”), payable in monthly installments, equal to 5.0% of Gross Revenue (as defined in the Management Agreement). In addition, upon a sale of the Morningside Property, TNP SRT Morningside will pay the Property Manager an amount equal to one monthly installment of the Management Fee as compensation for work to be performed by the Property Manager in connection with the sale and/or completion of managing matters relating to the tenants of the Morningside Property.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Morningside Property Loan

TNP SRT Morningside financed the payment of a portion of the purchase price for the Morningside Property with the proceeds of an advance in the original principal amount of $11,953,300 (the “Morningside Loan”) under the Credit Agreement. The Morningside Loan is designated as a borrowing under Tranche A of the Credit Agreement and bears interest at a variable rate of 5.5% per annum pursuant to the terms of the Credit Agreement. The entire unpaid principal balance of the Morningside Loan and all accrued and unpaid interest thereon is due and payable in full on December 17, 2013, subject to extension to December 17, 2014 pursuant to the terms of Credit Agreement.

In connection with the Morningside Loan, TNP SRT Morningside entered into a Joinder Agreement with KeyBank whereby TNP SRT Morningside agreed to become a party to the Credit Agreement as a borrower (as defined in the Credit Agreement) and absolutely and irrevocably agreed to assume, on a joint and several basis with each other borrower, all of the obligations of the borrowers under the Credit Agreement. TNP SRT Morningside also entered into a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing made for the benefit of KeyBank with respect to the Morningside Property for purposes of securing the borrowers’ obligations under the Credit Agreement.

In connection with the Morningside Loan, the Company, the Operating Partnership, TNP SRT Morningside, TNP SRT Secured Holdings, LLC, a wholly owned subsidiary of the Operating Partnership (“TNP SRT Holdings”), and TNP SRT San Jacinto, LLC (“TNP SRT San Jacinto”) and TNP SRT Craig Promenade, LLC (“TNP SRT Craig Promenade”), each a wholly owned subsidiary of TNP SRT Holdings (collectively, the “Indemnitors”), entered into an Environmental and Hazardous Substances Indemnity Agreement (the “Environmental Indemnity”), pursuant to which the Indemnitors have agreed, on a joint and several basis, at their sole cost and expense, to indemnify, defend and hold harmless KeyBank, each lender under the Credit Agreement and each of their respective parents, subsidiaries, affiliates, shareholders, directors, officers, employees and agents (collectively, the “Indemnified Parties”) from and against any damages, losses, liabilities, claims, suits, costs or expenses of any kind (including, without limitation, reasonable attorneys’, consultant’ and experts’ fees) that the Indemnified Parties may incur as a result of or arising directly or indirectly from or out of, among other things, (1) the release or threatened release of certain hazardous substances or wastes on, in, under or affecting the Morningside Property or emanating from the Morningside Property, (2) any material violation of any environmental laws applicable to the Morningside Property or TNP SRT Morningside, (3) any failure of TNP SRT Morningside to comply with the terms and conditions of the Environmental Indemnity in all material respects, and (4) the enforcement of the Environmental Indemnity.

Amendment of Credit Agreement

In connection with the Morningside Loan, the Company, the Operating Partnership, TNP SRT Holdings, TNP SRT San Jacinto, TNP SRT Craig Promenade, TNP SRT Morningside and KeyBank entered into a Fifth Omnibus Amendment and Reaffirmation of the loan documents relating to the Credit Agreement (the “Fifth Omnibus Amendment”). The Fifth Omnibus Amendment amended the Credit Agreement to increase the maximum aggregate commitment of KeyBank under the Credit Agreement from $35 million to $43 million (such increase the “Temporary Increase”). The Fifth Omnibus Amendment also amends the Credit Agreement to provide that the Temporary Increase will remain in effect until April 30, 2012, at which time any amounts outstanding under the Credit Agreement in excess of $35 million will become immediately due and payable in full.

The Fifth Omnibus Amendment also provides that the borrowers under the Credit Agreement will pay to KeyBank (1) a $160,000 exit fee in the event that the borrowers obtains any replacement financing on the Morningside Property or any other property which secures the Credit Agreement other than a commercial mortgage backed security loan from KeyBank or its affiliates, to be due and payable simultaneously with the closing of such replacement financing, and (2) a $12,000 fee in connection with making the Morningside Loan available.

In connection with the Fifth Omnibus Amendment, TNP SRT Holdings, TNP SRT San Jacinto, TNP SRT Craig Promenade, TNP SRT Morningside and KeyBank entered into an amendment to the revolving credit note in favor of KeyBank which evidences borrowings under the Credit Agreement (the “Credit Agreement Note”) in order to provide that the principal amount of the Credit Agreement Note is the lesser of $43 million and the aggregate unpaid principal amount outstanding under the Note and that any amounts due under the Credit Agreement Note in excess of $35 million will be repaid by April 30, 2012.

KeyBank Loan

On January 6, 2012 (the “KeyBank Closing Date”), the Company, through TNP SRT Portfolio I, LLC (“TNP SRT Portfolio”), a wholly owned subsidiary of the Operating Partnership, obtained a loan from KeyBank in the original principal amount of $33,200,000 (the “KeyBank Loan”) pursuant to a Loan Agreement by and between

TNP SRT Portfolio and KeyBank (the “Loan Agreement”) and a Promissory Note by TNP SRT Portfolio in favor of KeyBank (the “Note”). The proceeds of the KeyBank Loan were used to refinance the existing mortgage loans secured by the following properties owned by the Company: (1) the multitenant retail property located in Bismarck, North Dakota commonly known as Pinehurst Square East (the “Pinehurst Property”); (2) the multitenant retail property located in Tucson, Arizona commonly known as Northgate Plaza (the “Northgate Property”); (3) the multitenant retail property located in Moreno Valley, California commonly known as Moreno Marketplace (the “Moreno Property”); and (4) the multitenant retail property located in Hesperia, California commonly known as Topaz Marketplace (the “Topaz Property,” and collectively with the Pinehurst Property, the Northgate Property and the Moreno Property, the “Properties”).

The entire unpaid principal balance of the KeyBank Loan and all accrued and unpaid interest thereon is due and payable in full on February 1, 2017 (the “Maturity Date”). The KeyBank Loan bears interest at a rate of 5.93% per annum (the “Interest Rate”). After the occurrence of and during the continuance of any event of default under the Loan Agreement, the Note, or any of the other documents related to the KeyBank Loan (collectively, the “Loan Documents”), the KeyBank Loan will bear interest at an annual rate equal to the lesser of 5.0% above the Interest Rate or the maximum interest rate permitted by law. If any sum payable under the KeyBank Loan is not received by KeyBank by close of business on the fifth day after the date on which it was due, TNP SRT Portfolio will pay to KeyBank a late charge in an amount equal to the lesser of (1) 5.0% of the full amount of such sum and (2) the maximum amount permitted by applicable law. On the first day of each month, TNP SRT Portfolio will make a monthly debt service payment in an amount equal to $197,559.10, to be applied first to the payment of interest computed in accordance with the Interest Rate and then toward the reduction of the outstanding principal balance of the KeyBank Loan.

TNP SRT Portfolio may not prepay the KeyBank Loan, in whole or in part, during the period from the KeyBank Closing Date through March 1, 2014. During the period from March 2, 2014 through November 1, 2016, TNP SRT Portfolio may prepay the entire outstanding principal balance of the KeyBank Loan, and all accrued and unpaid interest thereon, in whole, but not in part, provided that (1) no event of default exists at the time of prepayment, (2) TNP SRT Portfolio gives written notice to KeyBank no more than 60 and not less than 30 days before the prepayment date indicated in the written notice (the “Prepayment Date”), and (3) the prepayment is accompanied by an amount equal to the greater of (A) 1.0% of the outstanding principal balance of the KeyBank Loan as of the Prepayment Date and (B) the present value, as of the Prepayment Date, of the remaining scheduled payments of principal and interest on the KeyBank Loan from the Prepayment Date through the Maturity Date determined by discounting such payments at the rate that, when compounded monthly, is equivalent to the Treasury Rate (as defined in the Note) when compounded semi-annually, less the amount of principal being prepaid. During the period from November 2, 2016 through the Maturity Date, TNP SRT Portfolio may prepay the entire outstanding principal balance of the KeyBank Loan, and all accrued and unpaid interest thereon, in whole, but not in part, without a prepayment penalty, provided that (1) no event of default exists at the time of prepayment and (2) TNP SRT Portfolio gives written notice to KeyBank no more than 60 and not less than 30 days before the Prepayment Date.

TNP SRT Portfolio’s obligations under the KeyBank Loan are secured by (1) a Mortgage, Assignment of Leases and Rents and Security Agreement in favor of KeyBank with respect to the Pinehurst Property, (2) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in favor of KeyBank with respect to each of the Northgate Property, the Moreno Property and the Topaz Property, (3) an Assignment of Leases and Rents by TNP SRT Portfolio in favor of KeyBank with respect to each of the Pinehurst Property, the Northgate Property, the Moreno Property and the Topaz Property, and (4) an Assignment of Management Agreement and Subordination of Management Fees in favor of KeyBank with respect to each of the Pinehurst Property, the Northgate Property, the Moreno Property and the Topaz Property.

The Company has agreed to absolutely and unconditionally guarantee the full payment and performance of any loss, damage, cost, expense or liability incurred by KeyBank (including attorneys’ fees and expenses and other collection and litigation expenses) arising out of or in connection with, among other things (1) fraud or willful misrepresentation by TNP SRT Portfolio or any of its affiliates or the Company, (2) the gross negligence or willful misconduct of TNP SRT Portfolio or the Company or any of their respective affiliates, agents or employees, (3) material physical waste of the Properties (or any portion thereof); (4) the removal or disposal of any portion of the Properties in violation of the terms of the Loan Documents; and (5) any failure by TNP SRT Portfolio to comply with certain of the representations, warranties and covenants set forth in the Loan Agreement.

Pursuant to an Environmental Indemnity Agreement (the “KeyBank Environmental Indemnity”), the Company and TNP SRT Portfolio (together, the “Environmental Indemnitors”) have collectively agreed, at their sole cost and expense, to protect, defend, indemnify and hold KeyBank and certain of its affiliates (collectively, the “KeyBank Indemnified Parties”) harmless for, from and against any and all losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities, obligations, debts, diminutions in value, fines, penalties, charges, amounts paid in settlement, consequential damages, litigation costs, attorneys’ fees and investigation costs (collectively, “Losses”) imposed upon or incurred by or asserted against any KeyBank Indemnified Parties and directly or indirectly arising out of or in any way relating to, among other things, any of the following: (1) any presence of any Hazardous Substances (as defined in the KeyBank Environmental Indemnity) in, on, above, or under the Properties; (2) any past, present or threatened release of Hazardous Substances in, on, above, under or from the Properties; (3) any activity by Environmental Indemnitors, any person affiliated with Environmental Indemnitors, and any tenant or other user of the Properties in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Properties of any Hazardous Substances at any time located in, under, on or above the Properties; (4) any activity by Environmental Indemnitors, any person affiliated with Environmental Indemnitors, and any tenant or other user of the Properties in connection with any actual or proposed remediation of any Hazardous Substances at any time located in, under, on or above the Properties, whether or not such remediation is voluntary or pursuant to court or administrative order; (5) any past, present or threatened non-compliance with or violations of any Environmental Laws (as defined in the KeyBank Environmental Indemnity) in connection with the Properties or operations thereon and (6) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to the KeyBank Environmental Indemnity, the Loan Agreement or and other Loan Document.

Pursuant to the Loan Agreement, TNP SRT Portfolio acknowledges and agrees that KeyBank may (1) sell all or any portion of the KeyBank Loan and the Loan Documents or issue one or more participations therein, or (2) consummate one or more private or public securitizations of rated single- or multi-class securities secured by or evidencing ownership interests in all or any portion of the KeyBank Loan and the Loan Documents or a pool of assets that include the KeyBank Loan and the Loan Documents (any such sale, participation and/or securitization a “Securitization”). In connection with any Securitization, each of TNP SRT Portfolio and the Company have agreed to, at KeyBank’s request (1) to the extent not already required to be provided under the Loan Agreement, use reasonable efforts to provide information which may be reasonably required by KeyBank and take other actions reasonably required by KeyBank, in each case in order to satisfy the market standards to which KeyBank customarily adheres or which may be reasonably required by prospective investors and/or rating agencies, (2) at its sole cost and expense, cooperate with KeyBank’s efforts to arrange for a Securitization in accordance with the market standards to which KeyBank customarily adheres and/or which may be required by prospective investors and/or rating agencies, and (3) provide KeyBank with any financial statements, or financial, statistical or operating information as KeyBank may determine is required under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or other legal requirements in connection with any private placement memorandum, prospectus or other disclosure documents or any filing in connection with a Securitization. In addition, all reasonable third party costs and expenses incurred by TNP SRT Portfolio or the Company in connection with compliance with any requests made by KeyBank in connection with any Securitization will be paid by TNP SRT Portfolio.

The material terms of the agreements described in this Item 2.03 are qualified in their entirety by the agreements attached as Exhibits 10.5 through 10.21 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 12, 2012, the Company distributed a press release announcing the completion of the acquisition of the Morningside Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

(d)	Exhibits

Exhibit	Description

10.1	Agreement of Purchase and Sale and Joint Escrow Instruction, dated October 21, 2011, by and between LHC Morningside Marketplace, LLC and TNP Acquisitions, LLC

10.2	Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of December 8, 2011, by and between LHC Morningside Marketplace, LLC and TNP Acquisitions, LLC

10.3	Assignment of Purchase and Sale Agreement and Joint Escrow Instructions, dated January 9, 2012, by and between TNP Acquisitions, LLC and TNP SRT Morningside Marketplace, LLC

10.4	Property and Asset Management Agreement, dated January 9, 2012, by and between TNP SRT Morningside Marketplace, LLC and TNP Property Manager, LLC

10.5	Joinder Agreement, dated as of January 9, 2012, by and between TNP SRT Morningside Marketplace, LLC and KeyBank National Association

10.6	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 9, 2012, by TNP SRT Morningside Marketplace, LLC in favor of Chicago Title Company, for the benefit of KeyBank National Association

10.7	Environmental and Hazardous Substances Indemnity Agreement, dated as of January 9, 2012, by and among TNP SRT Morningside Marketplace, LLC, TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP Strategic Retail Operating Partnership, L.P. and TNP Strategic Retail Trust, Inc., to and for the benefit of KeyBank National Association

10.8	Fifth Omnibus Amendment and Reaffirmation of Loan Documents, dated as of January 9, 2012, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Morningside Marketplace, LLC, TNP Strategic Retail Trust, Inc., TNP Strategic Retail Operating Partnership, L.P., and KeyBank National Association

10.9	Third Amendment to Revolving Credit Note, dated as of January 9, 2012, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Morningside Marketplace, LLC, LLC and KeyBank National Association

10.10	Loan Agreement, dated as of January 6, 2012, by and between TNP SRT Portfolio I, LLC and KeyBank National Association

10.11	Promissory Note, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.12	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.13	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC to Fidelity National Title Agency for the benefit of KeyBank National Association

10.14	Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC to Fidelity National Title Agency for the benefit of KeyBank National Association

10.15	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC to Fidelity National Title Agency for the benefit of KeyBank National Association

10.16	Assignment of Leases and Rents, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.17	Assignment of Leases and Rents, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.18	Assignment of Leases and Rents, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.19	Assignment of Leases and Rents, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.20	Guaranty Agreement, dated as of January 6, 2012, by TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

10.21	Environmental Indemnity Agreement, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC and TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

99.1	Press Release, dated January 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: January 12, 2012	By:	/s/ James Wolford
James Wolford
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Agreement of Purchase and Sale and Joint Escrow Instruction, dated October 21, 2011, by and between LHC Morningside Marketplace, LLC and TNP Acquisitions, LLC

10.2	Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of December 8, 2011, by and between LHC Morningside Marketplace, LLC and TNP Acquisitions, LLC

10.3	Assignment of Purchase and Sale Agreement and Joint Escrow Instructions, dated January 9, 2012, by and between TNP Acquisitions, LLC and TNP SRT Morningside Marketplace, LLC

10.4	Property and Asset Management Agreement, dated January 9, 2012, by and between TNP SRT Morningside Marketplace, LLC and TNP Property Manager, LLC

10.5	Joinder Agreement, dated as of January 9, 2012, by and between TNP SRT Morningside Marketplace, LLC and KeyBank National Association

10.6	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 9, 2012, by TNP SRT Morningside Marketplace, LLC in favor of Chicago Title Company, for the benefit of KeyBank National Association

10.7	Environmental and Hazardous Substances Indemnity Agreement, dated as of January 9, 2012, by and among TNP SRT Morningside Marketplace, LLC, TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP Strategic Retail Operating Partnership, L.P. and TNP Strategic Retail Trust, Inc., to and for the benefit of KeyBank National Association

10.8	Fifth Omnibus Amendment and Reaffirmation of Loan Documents, dated as of January 9, 2012, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Morningside Marketplace, LLC, TNP Strategic Retail Trust, Inc., TNP Strategic Retail Operating Partnership, L.P., and KeyBank National Association

10.9	Third Amendment to Revolving Credit Note, dated as of January 9, 2012, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Morningside Marketplace, LLC, LLC and KeyBank National Association

10.10	Loan Agreement, dated as of January 6, 2012, by and between TNP SRT Portfolio I, LLC and KeyBank National Association

10.11	Promissory Note, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.12	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.13	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC to Fidelity National Title Agency for the benefit of KeyBank National Association

10.14	Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC to Fidelity National Title Agency for the benefit of KeyBank National Association

10.15	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC to Fidelity National Title Agency for the benefit of KeyBank National Association

10.16	Assignment of Leases and Rents, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.17	Assignment of Leases and Rents, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.18	Assignment of Leases and Rents, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.19	Assignment of Leases and Rents, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC in favor of KeyBank National Association

10.20	Guaranty Agreement, dated as of January 6, 2012, by TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

10.21	Environmental Indemnity Agreement, dated as of January 6, 2012, by TNP SRT Portfolio I, LLC and TNP Strategic Retail Trust, Inc. in favor of KeyBank National Association

99.1	Press Release, dated January 12, 2012